PACS Group Announces NYSE Listing Extension and Provides Select Preliminary Interim Operating Metrics
FARMINGTON, Utah, September 11, 2025 – PACS Group, Inc. (NYSE: PACS) (“PACS” or the “Company”), on September 10, 2025, announced that on September 9, 2025, the New York Stock Exchange (“NYSE”) Listing Operations Committee agreed to provide the Company with an additional trading period through November 19, 2025, subject to its ongoing review of the Company. The additional trading period provides PACS additional time to complete the previously announced restatement of its financial statements for the three months ended March 31, 2024, and the three and six months ended June 30, 2024 and become current with its SEC filing obligations, which are required for the Company to regain compliance with the NYSE listing standards.
“We have been fully cooperating with the independent Audit Committee’s ongoing independent investigation and working diligently to restate our prior financial statements and become current with our financial reporting obligations, which we intend to do within the NYSE timeline,” said Jason Murray, PACS’s Chief Executive Officer. “At the same time, we have been executing on our business objectives and delivering on our focused growth strategy. PACS today is benefiting from solid business momentum, and we are in a strong financial and operational position supported by a growing portfolio of high-quality facilities and a solid balance sheet. Over the last year, we have maintained strong employee retention levels in our operations, and our team has remained steadfast in its commitment to our mission of revolutionizing the delivery, leadership, and quality of post-acute care. Based on our progress, when we become current in our SEC filings, we expect to report record revenue and Adjusted EBITDA for the first six months of 20251. We look forward to the Audit Committee completing its investigation as we seek to capitalize on the opportunities ahead to accelerate growth and drive value creation for all stakeholders.”
Select Preliminary Interim Operating Metrics
The Company has continued to grow its portfolio through acquisitions with the net addition of 96 healthcare facilities since the second quarter of 2024, the majority of which occurred in the second half of 2024. As of June 30, 2025, PACS’s subsidiaries operated 316 health care facilities with 32,208 skilled nursing beds and 2,419 assisted living beds across 17 states. The Company is also providing the following select preliminary key operating metrics that it expects to report as of and for the six months ended June 30, 2025, which it believes further supports its solid business momentum.
•The Company had 179 facilities, or 64.6%, of its skilled nursing portfolio achieve a 4 or 5 star CMS QM rating.
•The Company’s total facilities occupancy was 88.9%, compared to an industry average of 78.0%. Ramping and mature facilities occupancies were 86.3% and 95.1%, respectively.
•The Company’s ramping and mature facilities skilled mix was 23.3% and 34.1%, respectively.
•As of June 30, 2025, the Company had $294.2 million of cash and cash equivalents, compared to $157.7 million of cash and cash equivalents as of December 31, 2024. The Company intends to continue to utilize its cash to fuel its growth and execute its business plan.
As previously announced, the Company has also undertaken an intense review of its regulatory compliance program, including the retention of a new interim Chief Compliance Officer to oversee the ongoing review and the implementation of updates to the Company’s compliance program. The
1 The Company’s definition of Adjusted EBITDA is discussed below.

Company has begun to implement additional measures designed to enhance processes and controls surrounding regulatory compliance.
“I am deeply impressed by the urgency and commitment of the PACS team in its efforts to enhance compliance processes for the Company’s current phase of growth and development,” said Kathy Lauer, PACS’s Interim Chief Compliance Officer. “For many years, I have worked with highly regulated healthcare companies to improve their compliance and controls. I am confident that the PACS team is taking the right steps to best position the Company for the benefit of all stakeholders.”
Mark Hancock as New Interim CFO
On September 3, 2025, the Company appointed Mark Hancock as interim Chief Financial Officer, succeeding Derick Apt. Mr. Hancock previously served as the Company’s Chief Financial Officer from January 2013 until his appointment as Executive Vice Chairman on January 1, 2024.
Mr. Hancock said, “As Executive Vice Chairman, I’ve been closely involved with oversight of the Company’s strategic growth plans, and I’m encouraged to see continued momentum across the organization. I’ve been actively working with the Audit Committee and the management team to become current with our SEC filings and complete the restatement of our prior financial statements, and I look forward to continuing to support our facilities in delivering excellence in clinical quality and patient care.”
About PACS™
PACS Group, Inc. is a holding company investing in post-acute healthcare facilities, professionals, and ancillary services. Founded in 2013, PACS Group is one of the largest post-acute platforms in the United States. Its independent subsidiaries operate 316 post-acute care and senior living facilities across 17 states, serving over 30,000 patients daily. References herein to the consolidated “Company,” as well as the use of the terms “we,” “us,” “our,” “its” and similar verbiage, refer to PACS Group, Inc. and its consolidated subsidiaries, taken as a whole. PACS Group, Inc. and its subsidiaries that are not licensed healthcare providers do not provide healthcare services to patients, residents or any other person, and do not direct or control the provision of services provided or the operations of those provider subsidiaries. All healthcare services are provided solely by its applicable subsidiaries that are licensed healthcare providers, under the direction and control of licensed healthcare professionals in accordance with applicable law. More information about PACS is available at https://IR.pacs.com.
Preliminary Selected Financial and Operating Metrics and Non-GAAP Information
The Company’s statements regarding its anticipated revenue and Adjusted EBITDA, as well as its preliminary cash and cash equivalents as of December 31, 2024 and June 30, 2025, are based on preliminary unaudited financial statements. Actual results remain subject to the completion of management’s final review and the Company’s other closing procedures. The preliminary results do not represent a comprehensive statement of the Company’s financial results and should not be viewed as a substitute for unaudited condensed financial statements prepared in accordance with GAAP. Accordingly, the Company cautions you not to place undue reliance on the preliminary financial and operating metrics set out above, which may differ from actual results.

The Company calculates Adjusted EBITDA as EBITDA further adjusted for non-core business items, which for the six months ended June 30, 2025 are expected to include, to the extent applicable, costs incurred to acquire operations that are not capitalizable, gains on lease termination, stock-based compensation expense, loss from equity method investment, legal and other costs, and certain one-time expenses that are not representative of the Company’s underlying operating performance. Costs related to acquisitions include costs related to the Company’s acquisition of SNF facilities and providers, including related costs such as legal fees, financial and tax due diligence, consulting and escrow fees. The loss related to the Company’s equity method investment is a loss allocated to the Company from a discrete disposal recognized by one of its equity method investments. Legal and other costs include legal and professional fees incurred associated with the independent Audit Committee’s independent investigation and with ongoing government investigations.
Additionally, the Company is not providing a reconciliation of expected Adjusted EBITDA to net income, the most directly comparable GAAP measure, because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation. As such, the Company cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results.
Forward-Looking Statements
This press release contains, and other communications of the Company may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Statements concerning the Company’s future are forward-looking statements, and are based on management’s current expectations, assumptions and beliefs about the Company’s business, financial performance, operating results, the industry in which the Company operates and possible future events. These statements include, but are not limited to, statements regarding the Company’s timing of and its ability to restate the prior financial statements and file its delinquent quarterly and annual reports, its preliminary financial and operating metrics and enhancements to its compliance program. Forward-looking statements convey the Company’s expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions, which may change over time and many of which are beyond the Company’s control, and that could cause the Company’s actual results to materially and adversely differ from those expressed in any forward-looking statement, including the outcome of any ongoing government or internal investigations, risks associated with litigation, risks associated with the Company’s ability to restate the prior financial statements and file its delinquent quarterly and annual reports within the NYSE’s granted additional period, risks associated with the NYSE’s ongoing compliance monitoring, and the other risks described in the Company’s filings with the Securities and Exchange Commission.
Investors: IR@pacs.com
Media: Brooks Stevenson
VP Corporate Communication
262 N. University Avenue

Farmington, UT 84025
T: 385-988-3596
brooks.stevenson@pacs.com
https://www.pacs.com
https://ir.pacs.com